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                                                   Exhibit 10.17



                 EMPLOYMENT AGREEMENT
                        BETWEEN
    OGDENSBURG FEDERAL SAVINGS AND LOAN ASSOCIATION
                          AND
                    TODD R. MASHAW



                    FIRST AMENDMENT
                    ---------------

    WHEREAS, on January 13, 1999, Ogdensburg Federal Savings and
Loan Association (the "Association") entered into an employment agreement (the "Agreement") with Todd R. Mashaw (the
"Employee"); and

    WHEREAS,  the Agreement provided for a three-year term; and

    WHEREAS, pursuant to Section 6 of the Agreement, on each annual anniversary date of the effective date of the Agreement, such term may be extended for an additional one-year period beyond the then-effective expiration date, provided the Board of Directors determines in a duly adopted resolution that the performance of the Employee met the Board's requirements and standards; and

    WHEREAS, the Board of Directors has determined that the Employee's performance has met its requirements and standards.

    NOW, THEREFORE, the Agreement shall be amended to extend the Employee's term of employment for an additional one-year period beyond the previous expiration date.

    Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.


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    WHEREFORE, the undersigned hereby approve this First
Amendment to the Agreement effective as of the 12th day of January, 2000.


                                  EMPLOYEE
Witnessed by:


/s/ Sheila M. Shaver              /s/ Todd R. Mashaw
---------------------------       -----------------------------
                                  Todd R. Mashaw


                                  OGDENSBURG FEDERAL SAVINGS
                                    & LOAN ASSOCIATION
Witnessed by:


/s/ Sheila M. Shaver              By Robert E. Hentschel
---------------------------          --------------------------
Secretary                            Its Chairman of the Board